SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                             CURRENT 935395882REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 2, 1997

           PaineWebber Income Properties Eight Limited Partnership
           -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       0-17148                      04-2921780
     --------                       -------                      ----------
(State or other jurisdiction)    (Commission                   (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
- ------------------------------------------                            -----
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

           PAINEWEBBER INCOME PROPERTIES EIGHT LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Maplewood Park Apartments, Manassas, Virginia

   Disposition Date - September 2, 1997

   On September 2, 1997, Maplewood Drive Associates, a joint venture in which PaineWebber Income Properties Eight Limited Partnership ("the Partnership") had an interest, redeemed the Partnership's joint venture interest for $325,000. As previously reported, the mortgage debt secured by the Maplewood Park Apartments was provided with tax-exempt revenue bonds issued by a local housing authority. The bonds are secured by a standby letter of credit issued to the joint venture by a bank. The letter of credit, which is scheduled to expire in October 1998, is secured by a first mortgage on the venture's operating property. The revenue bonds bear interest at a floating rate that is determined daily by a remarketing agent based on comparable market rates for similar tax-exempt obligations. In addition, the venture is obligated to pay a letter of credit fee, a remarketing fee and a housing authority fee under the terms of the financing agreement. The operating property produces excess net cash flow after the debt service and related fees due under the terms of the bond financing arrangement because of the low tax-exempt interest rate paid on the bonds. However, as part of the joint venture agreement the Partnership's co-venture partner receives a guaranteed cash distribution on a monthly basis to the extent that the interest cost of the venture's debt is less than 8.25% per annum. Conversely, the co-venture partner is obligated to contribute funds to the venture to the extent that the interest cost exceeds 8.25%. Over the past three years, the interest rate differential distributions to the co-venturer under the foregoing arrangement have averaged $189,000 per year. These payments to the co-venturer have resulted in cash flow deficits for the joint venture in each of the past several years. Since all of the economic benefits of the Maplewood joint venture currently accrue to the co-venture partner in the form of the interest rate differential payments described above, management concluded that continued funding of the venture's annual cash flow deficits would not be prudent. Accordingly, in December 1996, the Partnership informed the co-venturer that it did not intend to make any further contributions. Subsequently, the Partnership and the co-venturer entered into negotiations regarding the redemption of the Partnership's interest. An agreement was reached with the co-venture partner in August 1997 to sell the Partnership's interest for $325,000, and the transaction closed on September 2, 1997. Although the $325,000 is substantially less than the amount of the Partnership's original investment in this joint venture of $2,563,839, management believes it is fully reflective of the current value of the Partnership's interest. The current estimated market value of the Maplewood property, while higher than the property's carrying value, may be at or only slightly above the amount of the outstanding principal balance owed on the first mortgage loan. As a result, it is unlikely that the letter of credit underlying the mortgage loan would be renewed upon its expiration in October 1998 without a significant additional equity investment. Accordingly, management believes that the sale of the Partnership's interest in the venture was in the best interests of the Limited Partners.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Redemption Agreement by and between Maplewood Drive Associates and PaineWebber Income Properties Eight Limited Partnership, dated September 2, 1997.

      (2)   Second  Amendment to Certificate of Partnership  dated  September 2,
            1997.

                                    FORM 8-K

                                 CURRENT REPORT

           PAINEWEBBER INCOME PROPERTIES EIGHT LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           PAINEWEBBER INCOME PROPERTIES EIGHT LIMITED PARTNERSHIP
                                  (Registrant)




                              By: /s/ Walter V. Arnold
                                  --------------------
                                 Walter V. Arnold
                                 Senior Vice President and
                                 Chief Financial Officer







Date:  September 10, 1997

                                   REDEMPTION


      THIS REDEMPTION (the "Redemption") is made as of September 2, 1997, but intended to be effective as of September 1, 1997, by and among MAPLEWOOD DRIVE ASSOCIATES, a Virginia general partnership (the "Partnership"), PAINEWEBBER
INCOME PROPERTIES EIGHT LIMITED PARTNERSHIP, a Delaware limited partnership ("PWIP"), and MAPLEWOOD DRIVE LIMITED PARTNERSHIP, a Virginia limited partnership ("MDL").

                                    RECITALS

      WHEREAS, PWIP and MDL are general partners of the Partnership,  and Robert
W. Schaberg is to be admitted as a general partner simultaneously with the withdrawal of PWIP;
      WHEREAS, PWIP desires to liquidate its interest in the Partnership, and the Partnership desires to liquidate PWIP's interest therein, on the terms and conditions herein set forth;

      WHEREAS, MDL has executed this Redemption solely for the purpose of acknowledging the Redemption transaction and agreeing to be bound by the release and indemnification provisions set forth in the third paragraph of Section 1.01(a);

      NOW, THEREFORE, in consideration of the mutual covenants and undertakings hereinafter contained, the parties hereby agree as follows:

      1.    Redemption.

            1.01     Redemption.

      (a) PWIP hereby assigns all its right, title and interest under the Partnership to the Partnership in exchange for a cashier's check made by the Partnership that is payable to the order of "PaineWebber Income Properties Eight Limited Partnership" in the amount of $325,000, the receipt of which is hereby acknowledged. The parties intend for the Redemption to be treated for federal income tax purposes as a liquidation of PWIP's interest in the Partnership under
Section 736 of the Internal Revenue Code of 1986, as amended.

      This Redemption is an absolute and unconditional redemption of PWIP's partnership interest by the Partnership. Accordingly, all rights of PWIP in and to the Partnership, in respect of PWIP's partnership interest being redeemed hereby and any obligations of PWIP in and to the Partnership, including, but not limited to, the obligation to make capital contributions or loans to the Partnership, are hereby terminated in their entirety.

      PWIP and the Partnership (and MDL for the purposes of this paragraph), hereby remise, release, acquit, satisfy and forever discharge each other, of or from all, and all manner of action or actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which such party ever had, now has, or which any personal representative, successor, heir or assign of such party, hereafter can, shall or may have, against the other, for, upon or by reason of any matter, causes or things whatsoever related to the Partnership and the property owned by the Partnership (the "Released Interests") from and after the date hereof. The Partnership hereby agrees to indemnify and save harmless PWIP from and against all claims, loss, costs, damage and reasonable expenses (including, but not limited to, reasonable attorneys fees) and liabilities incurred by PWIP resulting from or arising out of the duties or obligations of PWIP with respect to the Released Interests from and after the date hereof. PWIP hereby agrees to indemnify and save harmless the Partnership from and against all claims, loss, costs, damage and reasonable expenses (including, but not limited to, reasonable attorneys fees) and liabilities incurred by the Partnership resulting from or arising out of any action of PWIP with respect to the Partnership or its property prior to the date hereof.

      (b) Simultaneously with this Redemption, PWIP shall deliver to the Partnership a duly executed certification setting forth PWIP's address and Federal tax identification number and certifying that PWIP is not a "foreign person" for purposes of the provisions of Section 1445 (as may be amended) of the Internal Revenue Code of 1986.

      (c) Simultaneously with this Redemption, Schaberg shall be admitted as a partner of the Partnership.

            1.02 Amendment of Partnership Documents. The Partnership shall file, promptly upon this Redemption, with the Clerk of the Circuit Court of Prince William County, Virginia a Second Amendment to its Certificate of Limited Partnership in substantially the form attached hereto as Exhibit A.

      2. Representations and Warranties of the Partnership. The Partnership hereby represents and warrants to the other parties hereto as follows:

            2.01 Organization. The Partnership is a general partnership duly organized and validly existing under the laws of the Commonwealth of Virginia, and has all requisite partnership power and authority to own or lease and operate its properties and carry on its business as it is now being conducted.

            2.02 Authority. The Partnership has full power and authority to enter into this Redemption. No consents, approvals, orders or authorizations of any third party, including but not limited to any government, are required for the execution, delivery or performance of this Redemption by the Partnership. This Redemption has been duly executed and delivered by, and is the valid, legal and binding obligation of the Partnership, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

            2.03 No Consent. No consent of the government or any third party is required in connection with the performance by the Partnership of its obligations hereunder.

            2.04 No Brokers. All negotiations relative to this Redemption and the transactions herein contemplated have been carried on by the Partnership without the intervention of any other person and in such a manner as to avoid giving rise to any valid claim against any of the parties hereto for a finder's fee, brokerage commission, or the like.

      3. Representations and Warranties of PWIP. PWIP hereby represents and warrants to the other parties hereto as follows:

            3.01 Organization and Standing. PWIP is a limited partnership duly organized and validly existing under the laws of the State of Delaware, and has all requisite partnership power and authority to own or lease and operate its properties and carry on its business as it is now being conducted.

            3.02 Authority. PWIP has full power and authority to enter into this Redemption, and to sell, transfer and deliver its interest in the Partnership. No consents, approvals, orders or authorizations of any third party, including but not limited to any government, are required for the execution, delivery or performance of this Redemption by PWIP. This Redemption has been duly executed and delivered by, and is the valid, legal and binding obligation of, PWIP, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

            3.03 Ownership of Partnership Interest. PWIP has good and marketable title to its Partnership interest, free and clear of all liens, claims and encumbrances. PWIP has not granted to any other person or entity (other than MDL and the Partnership pursuant to the Partnership Agreement) an option to purchase or a right of first refusal in connection with its Partnership interest.

            3.04 No Consent. No consent of the government or any third party is required in connection with the performance by PWIP of its obligations hereunder.

            3.05 No Brokers. All negotiations relative to this Redemption and the transactions herein contemplated have been carried on by PWIP without the intervention of any other person and in such a manner as to avoid giving rise to any valid claim against any of the parties hereto for a finder's fee, brokerage commission, or the like.

      4. Representations and Warranties of MDL . MDL hereby represents and warrants to the other parties hereto as follows:

            4.01 Organization. MDL is a limited partnership duly organized and validly existing under the laws of the Commonwealth of Virginia, and has all requisite partnership power and authority to own or lease and operate its properties and carry on its business as it is now being conducted.

            4.02 Authority. MDL has full power and authority to enter into this Redemption. No consents, approvals, orders or authorizations of any third party, including but not limited to any government, are required for the execution, delivery or performance of this Redemption by MDL. This Redemption has been duly executed and delivered by, and is the valid, legal and binding obligation of MDL, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

            4.03     No  Consent.  No consent of the  government  or any third
party  is  required  in  connection   with  the  performance  by  MDL  of  its
obligations hereunder.

      5.    General.

            5.01  Governing  Laws.   This  Redemption   shall  be  construed  in
accordance with Virginia law.

            5.02 Counterparts. This Redemption may be executed in any number of counterparts and each shall be considered an original, and together they shall constitute one Redemption.

            5.03 Integration. This Redemption and the Exhibit hereto constitute the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof. No covenant or condition not expressed in this Redemption shall affect or be effective to interpret, change or restrict this Redemption.

            5.04 Headings. The section headings and subheadings contained in this Redemption are for convenient reference only, and shall not in any way affect the interpretation of this Redemption.

            5.05 Assignment. All of the terms, covenants, representations, warranties and conditions of this Redemption shall be binding upon, and shall be to the benefit of and be enforceable by, the parties hereto and their respective successors, assigns and other legal representatives, but this Redemption and the rights and obligations hereunder shall not be assigned.

            5.06 Expenses. Each party hereto agrees to pay the expenses of its own counsel and accountants or other advisors with respect to this Redemption and the transactions contemplated hereby, regardless of whether or not such transactions are consummated.

            5.07 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be deemed to have been duly given if in writing and delivered personally, sent prepaid by Federal Express (or a comparable guaranteed overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, as follows:

      If to the Partnership or MDL:

            c/o Amurcon Corporation of Virginia
            1001 East Main Street, Suite 1100
            Richmond, Virginia  23219
            Attn:    Robert W. Schaberg

      With a copy to:

            Jack A. Molenkamp, Esquire
            Hunton & Williams
            951 East Byrd Street
            Riverfront Plaza, East Tower
            Richmond, VA  23219

      If to PWIP:

            c/o PaineWebber Properties Incorporated
            Real Estate Advisory and Portfolio Management Group
            265 Franklin Street, 16th Floor
            Boston, MA 02110

      With a copy to:

            Andrew C. Sucoff, Esquire
            Goodwin Procter & Hoar LLP
            Exchange Place
            Boston, MA 02109

      The parties hereto may change the address to which such communications are to be directed by giving written notice to the other party in the manner provided in this Section.

            IN WITNESS WHEREOF, each of the Partnership and PWIP has caused this Redemption to be executed by its duly authorized representative, all as of the day and year first above written.

                                    MAPLEWOOD DRIVE ASSOCIATES

                                    By:  MAPLEWOOD DRIVE
                                        LIMITED PARTNERSHIP,
                                           a general partner



                                    By:   /s/ Robert W. Schaberg
                                          -----------------------
                                          Robert W. Schaberg, General Partner


                                    PAINEWEBBER INCOME PROPERTIES
                                    EIGHT LIMITED PARTNERSHIP

                                    By:  Eighth Income Properties, Inc.,
                                             its Managing General Partner


                                    By:   /s/ Steven C. Nason
                                          ---------------------
                                          Name:  Steven C. Nason
                                          Its:  Vice President


                                    MAPLEWOOD DRIVE LIMITED
                                          PARTNERSHIP



                                    By:   /s/ Robert W. Schaberg
                                          ----------------------
                                          Robert W. Schaberg, General Partner

                               SECOND AMENDMENT TO
                           CERTIFICATE OF PARTNERSHIP


      The undersigned do certify that they, as a partnership, are conducting business in the County of Prince William, Virginia, and do hereby execute, acknowledge and file this Second Amendment to a Certificate of Partnership filed pursuant to Section 50-74 of the Code of Virginia.

                              PRELIMINARY STATEMENT

1. Maplewood Drive Associates (the Partnership) was formed as a general partnership under the laws of the Commonwealth of Virginia pursuant to a Certificate of Partnership dated as of December 1, 1985 (the Partnership Certificate), which was filed in the Clerk's Office of the Circuit Court of Prince William County, Virginia on December 19, 1985, in Partnership Book 016, at page 467.
      2. The Partnership filed a First Amendment to Certificate of Limited Partnership dated June 14, 1988, which was filed in the Clerk's Office of the Circuit Court of Prince William County, Virginia on June __, 1988, in Partnership Book ___, at page ___.
      3. The purpose of this Second Amendment to the Partnership Certificate is to reflect the withdrawal of PaineWebber Income Properties Eight Limited Partnership as a general partner and the admission of Robert
           W. Schaberg as a general partner.

      NOW, THEREFORE, the parties hereto do hereby agree, swear to and acknowledge as follows:

      1.   The name of the Partnership is Maplewood Drive Associates.
      2. The business of the Partnership is to take any action which is permitted under the Virginia Uniform Partnership Act and which is customary or reasonably related to the acquisition, ownership, development, improvement, operation, management, financing, leasing, exchanging or otherwise encumbering or disposing of the Maplewood Park Apartments apartment complex and the real property on which the apartment complex is located.
      3. The location of the place of business of the Partnership is 1001 East Main Street, Suite 1100, Richmond, Virginia 23219.
      4.   The  name  and  address  of each  partner  of the  Partnership  is as follows:
            Partner:                      Address:
            --------                      --------
            Maplewood Drive Limited       c/o  Amurcon Corporation  of
             Partnership                       Virginia
                                          1001 East Main Street
                                          Suite 1100
                                          Richmond, VA  23219

            Robert W. Schaberg            c/o Amurcon  Corporation
                                              of Virginia
                                          1001 East Main Street
                                          Suite 1100
                                          Richmond, VA 23219

      5. The Partnership shall continue until January 1, 2024 unless extended or earlier terminated in accordance with applicable law or the terms of the First Amended and Restated Partnership Agreement of Maplewood Drive Associates dated September __, 1997, a copy of which is maintained at the principal place of business of the Partnership.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Partnership Certificate to be executed as of the _____ day of September, 1997.

                                    GENERAL PARTNERS:

                                    MAPLEWOOD  DRIVE  LIMITED  PARTNERSHIP,  a
                                    Virginia limited partnership



                                    By:
                                          ----------------------
                                          Robert W. Schaberg,
                                          as General Partner



                                    ----------------------
                                    Robert W. Schaberg


COMMONWEALTH OF VIRGINIA, state at large; to-wit;

      The foregoing instrument was sworn to and acknowledged before me this _____ day of __________, 1997, by Robert W. Schaberg, as General Partner of Maplewood Drive Limited Partnership, a Virginia limited Partnership, and in his individual capacity.

My commission expires:  _________________
                                          ---------------------------------
                                          Notary